SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 30, 2004
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


  Delaware                       001-08798                       11-2621097
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 (State or other                (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification
 incorporation)                                                    Number)


 70 Maxess Road, Melville, New York                                11747
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                                 (631) 396-5000
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              (Registrant's telephone number including area code)


                                       N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Condition

     On September 30, 2004, the Registrant issued a press release announcing the Registrant's financial results for the first quarter ended August 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Nu Horizons Electronics Corp.


                                            By:    /s/Paul Durando
                                                ---------------------------
                                                 Paul Durando
                                                 Vice President - Finance

Date:  September 30, 2004













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